Exhibit 10.7

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 2

TO THE

AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 2 to the Amended and Restated Exclusive License Agreement (hereinafter referred to as this “Agreement”) is entered into by and among Fred Mermelstein, Ph.D. and Janet Chollet, M.D. (the “Licensors”), Pear Tree Pharmaceuticals, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Licensee”) and Bernadette Klamerus (“Klamerus”), on this February 13, 2017.

WHEREAS, the Licensors, together filed United States Patent Application Ser. No. 11/757,787, filed June 4, 2007 and entitled “Method of Treating Atrophic Vaginitis” the (“787 Utility Patent”);

WHEREAS, on or about July 14, 2006 the Licensors and the Licensee entered into an exclusive license agreement whereby each of the Licensors granted their entire right, title and interest for the United States and all foreign countries in the ‘787 Utility Patent and related patents to the Licensee the (“Original Agreement”),

WHEREAS, on or about August 15, 2007, the Licensors and the Licensee agreed to certain amendments and modifications of the Original License (the “Amended and Restated License”);

WHEREAS, on or about October 10, 2007, Licensor and the Licensee agreed to certain additional amendments and modifications of the Amended and Restated License (the “Amendment” and collectively with the Amended and Restated License the “License Agreements”);

WHEREAS, the Licensors have agreed to amend the 787 Utility Patent to add Bernadette Klamerus as an owner, inventor and applicant;

WHEREAS, the Licensors and the Licensee, for good and valuable consideration and valid business reasons, now desire to amend the License Agreements as described herein.

NOW, THEREFORE, it is agreed as follows:

For One Dollar ($1.00) and good and valuable consideration, the receipt of which is hereby acknowledged by the parties to this Agreement, as evidenced by the signatures below, the License Agreements shall hereafter be amended and restated as follows:

1.The definition of (i) “Licensor” as referred to in the License Agreements hereinafter means Fred Mermelstein, Ph.D., Janet Chollet, M.D., and Bernadette Klamerus, except, however, for the purposes of Article 2 of the License Agreements, in which case “Licensor” shall mean only Fred Mermelstein and Janet Chollet, provided, further, however, that the definition of “Licensor” for the purposes of Articles 4 and 5 of the License Agreements shall mean Bernadette Klamerus, Fred Mermelstein, Janet Chollet and Stephen Rocamboli; and (ii) “ATV” as referenced to in the License Agreements hereinafter means the 787 Utility Patent.

2.All payments due to Bernadette Klamerus under the License Agreements (i.e. [***] ([***]) of all payments due Licensors, subject to Article 9 of this Agreement) will remitted directly to Ms. Klamerus pursuant to her written instructions.  Additionally, the (i) first $[***] due to Licensors under this Agreement shall be payable directly to Ms. Klamerus and (ii) thereafter all payments due shall be remitted to the Licensors [***] (i.e. [***], subject to Article 9 of this Agreement).

3.Article 3 shall be deleted and hereafter void, and replaced in its entirety by the following:

“3.1The Licensee shall use its reasonable best efforts to bring Licensed Products and Licensed Processes to market through a thorough, vigorous and diligent development program for commercial exploitation of the Patent

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Rights and Know-how.  The Licensee shall continue active, diligent product development (preclinical and clinical) and marketing efforts for the Licensed Products and Licensed Process throughout the life of this Agreement.

4.The Column entitled “Date” on Exhibit A shall be deleted and is hereafter void in its entirety.

5.Article 7.1 of the Amended License shall be deleted and hereinafter void, and replaced in its entirety by the following:

“7.1Unless terminated pursuant to this Article 7, this Agreement shall remain in full force and effect until the last to expire Valid Claim contained in the Patent Rights.”

6.Appendix I of the Amended License shall be deleted and hereinafter void, and replaced in its entirety with Appendix Ito this Agreement

7.Defined terms not defined herein shall have the meaning set forth in the License Agreements, as amended hereby.

8.From and after the execution of this Agreement,

(a) any extrinsic reference to the License Agreements shall mean and be a reference to the License Agreements, as amended hereby and any reference within the License Agreements to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, shall mean and be a reference to the License Agreements, as amended hereby; and

(b) the License Agreements may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument signed by the Licensee and each Licensor (including Ms. Klamerus and, if applicable, Mr. Rocamboli).

9.Articles 4.2.1 and 4.2.2 shall be deleted in their entirety and replaced with the following:

“4.2 The Licensee shall pay to Licensors:

4.2.1a non-refundable semi-annual royalty in an amount equal to [***] percent ([***]%) of Net Sales by the Licensee, or any Affiliate of the Licensee, of the Licensed Products or Licensed Processes distributed as follows:

(i)[***] percent ([***]%) to Bernadette Klamerus

(ii)[***] percent ([***]%) to Fred Mermelstein

(iii)[***] percent ([***]%) to Janet Chollet

(iv)[***] percent ([***]%) to Stephen Rocamboli

4.2.2With respect to any royalties received by Licensee or its Affiliate from sales by any sublicensee of Licensed Products or Licensed Processes (“Sublicense Royalties”), Licensee shall remit to Licensor a non-refundable semi-annual royalty in an amount equal to the greater of (a) [***] percent ([***]%) of the Sublicense Royalties and (b) [***] percent ([***]%) of Net Sales by any such sublicense, distributed among the Licensees as follows:

(i)[***] Percent ([***]%) to Bernadette Klamerus

(ii)[***] Percent ([***]%) to Fred Mermelstein

(iii)[***] Percent ([***]%) to Janet Chollet

(iv)[***] Percent ([***]%) to Stephen Rocamboli

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

10.Except as specifically amended by this Agreement, the License Agreements shall remain in full force and effect and are hereby ratified and confirmed by each of the parties hereto.

11.This Agreement shall be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflicts of laws.

12.By executing this Agreement, Bernadette Klamerus hereby agrees to become a party to the License Agreements as a Licensor thereunder, subject to the terms and conditions of this Agreement.

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

APPENDIX I

•	US Patent Application Ser. No. 11/757,787, filed June 4, 2007
•	the PCTUS07/70323 application and any national phase application derived from or corresponding to PCTUS07/70323
•	US Patent Application Ser. No. 12/163,334, filed June 27, 2008

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, by proper persons thereunto duly authorized.

PEAR TREE PHARMACEUTICALS, INC.LICENSORS:

By: /s/ Stephen Rocamboli	By: /s/ Fred Mermelstein
Stephen Rocamboli	Fred Mermelstein
President

By: /s/Bernadette Klamerus
By: /s/ Fred Mermelstein	Bernadette Klamerus
Fred Mermelstein
Director	By: /s/ Janet Chollet
Janet Chollet

Solely as to Articles 1 and 9 of this Agreement

By: /s/ Stephen Rocamboli
Stephen Rocamboli

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.